SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 1 Ryder 2022 Investor Day June 3 New York City Exhibit 99.2

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Welcome & Opening Remarks 2 Bob Brunn SVP, Investor Relations & Corporate Strategy

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 3 Safe Harbor and Non-GAAP Financial Measures Note Regarding Forward-Looking Statements: Certain statements and information included in this news release are “forward-looking statements” under the Federal Private Securities Litigation Reform Act of 1995, including our forecasts, expectations regarding market trends and economic environment; impact of supply chain and labor challenges, infrastructure investment, disruptive technologies, and regulations on market conditions, e-Commerce trends, freight environment, expected sales and earnings, commercial rental demand and utilization, and used vehicle sales volume and pricing, among other factors; expected benefits from and timing of our strategic investments and initiatives; expected benefits of lease pricing initiatives; implementation of our asset management strategy; performance, including sales and revenue growth, in our product lines and segments; residual values and depreciation expense; used vehicle inventory; rental utilization; free cash flow; operating cash flow; capital expenditures; fleet growth; and profitability . Our forward-looking statements also include our estimates of the impact of our changes to residual value estimates on earnings and depreciation expense, which is based on our current assessment of the residual values and useful lives of revenue-earning equipment based on multi-year trends and our outlook for the expected near and long-term used vehicle market. Our assessment is subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. Factors that could cause actual results related to vehicle residual values to materially differ from estimates include changes in supply and demand, competitor pricing, regulatory requirements, driver shortages, changes in customer requirements and preferences, as well as changes in underlying assumption factors. All of our forward-looking statements should be evaluated by considering the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, the effect of the COVID-19 pandemic; labor challenges; our ability to adapt to changing market conditions, lower than expected contractual sales, decreases in commercial rental demand or utilization or poor acceptance of rental pricing, declining market demand for or excess supply of used vehicles impacting current or estimated pricing and our anticipated proportion of retail versus wholesale sales; the effect of disruptive technologies; declining customer demand for our services; higher than expected maintenance costs; lower than expected benefits from our cost-savings initiatives; lower than expected benefits from our sales, marketing and new product initiatives; setbacks in the economic market or in our ability to retain profitable customer accounts; impact of changing laws and regulations; difficulty in obtaining adequate profit margins for our services; inability to maintain current pricing levels due to soft economic conditions, business interruptions or expenditures due to labor disputes, severe weather or natural occurrences; competition from other service providers and new entrants; driver and technician shortages resulting in higher procurement costs and turnover rates; impact of worldwide semiconductor shortage, higher than expected bad debt reserves or write-offs; decrease in credit ratings; increased debt costs; adequacy of accounting estimates; higher than expected reserves and accruals particularly with respect to pension, taxes, insurance and revenue; impact of changes in our residual value estimates and accounting policies; unanticipated changes in fuel prices; ongoing conflict in Ukraine and Russia; unanticipated currency exchange rate fluctuations; our ability to manage our cost structure; and the risks described in our filings with the Securities and Exchange Commission (SEC). The risks included here are not exhaustive. New risks emerge from time to time, and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Note Regarding Non-GAAP Financial Measures: This presentation includes certain non-GAAP financial measures as defined under SEC rules, including: • Comparable Earnings Measures, including comparable earnings from continuing operations; comparable earnings per share from continuing operations; comparable earnings before income tax; and comparable earnings before interest, income tax, depreciation and amortization for Ryder and its business segments. Additionally, our adjusted ROE (ROE) measure is calculated based on adjusted earnings items. • Operating Revenue Measures, including operating revenue for Ryder and its business segments and segment EBT as a percentage of operating revenue. • Cash Flow Measures, including total cash generated and free cash flow. • Refer to Appendix - Non-GAAP Financial Measures for reconciliations of the non-GAAP financial measures contained in this presentation to the nearest GAAP measure. Additional information regarding non-GAAP financial measures as required by Regulation G and Item 10(e) of Regulation S-K can be found in our most recent Form 10-K, Form 10-Q, and our Form 8-K filed with the SEC as of the date of this presentation, which are available at http://investors.ryder.com. All amounts after January 1, 2017, have been recast to reflect the impact of the lease accounting standard, ASU 2016-02, Leases. Amounts throughout the presentation may not be additive due to rounding.

Today's Agenda

8:30 am

Welcome and Opening Remarks
Bob Brunn
SVP, Investor Relations & Corporate Strategy

Balanced Growth Strategy to Drive Long-term Shareholder Value
Robert Sanchez
Chairman & CEO

SCS: Integrated Solutions to Serve Large and Growing Market
Steve Sensing
President, Supply Chain Solutions & Dedicated Transportation Solutions

DTS: Capturing Profitable Growth with Differentiated Business Model
Steve Martin
SVP, Dedicated Transportation Solutions

9:45 am

Q&A Session + Break

10:15 am

FMS: Optimize Portfolio While Maximizing Returns
Tom Havens
President, Fleet Management Solutions

At the Forefront of Innovation and Industry Disruption
Karen Jones
EVP & CMO

Clear Financial Strategy to Deliver Enhanced Returns
John Diez
EVP & CFO

Closing Remarks
Robert Sanchez
Chairman & CEO

11:35 am

Q&A Session

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Balanced Growth Strategy to Drive Long-term Shareholder Value Robert Sanchez Chairman & CEO

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 6 Corporate Video: Man, Truck, and a Dream

Ryder: Behind the Scenes in Daily Life



Day Begins
7:00 am
Wake Up
8:00 am
Breakfast
8:30 am
Drive to Work
9:00 am
at the Office
12:00 pm
Lunch
5:00 pm
Drive Home
6:00 pm
Dinner
7:00 pm
Evening
Day Ends
iFIT
Keurig DrPepper
General Mills
gm
macy's
KraftHeinz
sodastream
CONAGRA
APRIA
W.B.MASON
TOYOTA
Tops
Hill's
HELLO FRESH
Anheuser-Busch
RAD POWER BIKES
PFG Performance Food Group
True Value

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Note: General Mills, GM, Domino's, Conagra Brands, Toyota, Keurig-Dr. Pepper, Hill's Pet Nutrition, Hello Fresh, Southern Glazer's Wine & Spirits, Performance Food Group, Charter Communications, Apria Healthcare Group, and Kraft Heinz serve on our Customer Advisory Boards

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 8 Key Messages 1 Strong execution on balanced growth strategy and actions to improve returns 2 Significant opportunity for long-term profitable growth supported by secular trends, operational expertise, and momentum from multi-year initiatives 3 Strategic initiatives focused on increasing core earnings, outperforming prior cycles and achieving target returns 4 Investing in the future of transportation to create shareholder value over the long-term

Ryder Snapshot (NYSE: R)

LEADING PROVIDER OF OUTSOURCED LOGISTICS AND TRANSPORTATION SOLUTIONS IN NORTH AMERICA

2021 PROFILE

1933 Founded	**50,000+** Commercial Customers	**~4.1B** Market-cap[1]	**239,000** Vehicles Managed
42,800 Employees	**~750** Maintenance Locations	**80M+ sq. ft.** Warehouse Space[2]	**$7B** Freight Under Management

FUN FACTS

- **~30,000 monthly cross-border freight movements** between U.S., Canada, and Mexico
- **Green Cross for Safety medal recipient** - first in transportation industry to receive National Safety Council's highest honor
- **Largest retail network of pre-owned commercial vehicles** in North America

FY22F REVENUE BY SEGMENT



$11.3B
47%
38%
15%
Fleet Management Solutions (FMS)
Supply Chain Solutions (SCS)
Dedicated Transportation Solutions (DTS)

DIVERSIFIED CUSTOMER BASE



Food & Beverage 21%
Transportation & Logistics 21%
Retail & Consumer Goods 13%
Automotive 10%
Industrial 9%
Housing 8%
Technology 5%
Business & Personal Services 5%
Other 8%

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

[1] As of 5/27/2022. [2] As of 1/2/2022

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Complementary Business Segments

FMS	DTS	SCS

Vehicle Financing, Support Services, and Maintenance (FMS, DTS, SCS)

Drivers, Routing, Scheduling, and Administration (DTS, SCS)

SCS:
- Warehouse Management
- Transportation Management and Brokerage
- e-Commerce Fulfillment
- Last Mile Delivery (Big & Bulky)
- Professional Services

BUSINESS SEGMENT SYNERGIES

- **All vehicles** utilized by SCS and DTS are **leased and maintained by FMS**
- **50%+** of DTS sales from FMS / SCS **upsell / cross-sell**
- **33%** of DTS customers leverage **brokerage services** from SCS
- DTS and SCS leverage **technology platforms** and **driver recruiting network**

Broad Range of Transportation and Logistics Outsourcing Services

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Foundation for Business Transformation

VISION

To perfect the supply chains
that drive our economy.

MISSION

We responsibly deliver innovative
supply chain and transportation solutions
that are reliable, safe, and efficient,
enabling our customers to deliver on their promises.

OUR VALUES

Trustworthy

Integrity anchors us in everything we do. We live by our word and actions. We work together to perform our best and hold ourselves accountable.

Determined

We use our expertise to ensure our customers achieve their goals every day. We develop optimal solutions for both conventional and complex problems. We are never satisfied with the status quo.

Responsible

Our priority on safety, sustainability, and charitable giving, makes the communities where we live and work thrive.

Updated Vision and Values to Highlight Essential Nature of What We Do and the Longevity and Intimacy of our Customer Relationships

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$1.5T Addressable Do-It-Yourself (DIY) Market Provides Significant Opportunity

SUPPLY CHAIN SOLUTIONS – SCS


$1.3T
Warehouse & Truck-based Transportation Management Market
$1.1T
$158B
~15% Outsourced

DEDICATED TRANSPORTATION SOLUTIONS – DTS


$800B
Dedicated Transportation Market
$400B
$20B
~5% Outsourced

FLEET MANAGEMENT SOLUTIONS – FMS


$225B
Commercial Vehicle Market
$58B
$14B
~25% Outsourced

Total Market Size | Addressable Non-Outsourced (DIY) – Ryder's Market Opportunity | Currently Outsourced

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Sources: Polk / IHS, Armstrong & Associates, Ryder estimates

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Secular Trends Support Outsourcing Decision

Dynamic Supply Chains	Labor Constraints	Increasing Costs and Complexity	Government Incentives / Regulations	e-Commerce	Disruptive Technologies
Increased focus on resilient and flexible supply chains	*Unprecedented labor challenges further pressure driver, technician, and warehouse worker shortages*	*Higher vehicle maintenance and purchase costs*	*Infrastructure investment incentives; changes to emissions standards and safety regulations*	*Accelerated e-Commerce and final mile growth trends*	*Low / zero emission powertrains, autonomous trucking, technology-enabled asset sharing and data analytics*

Well-positioned to Address Growing Challenges Facing Large, DIY Transportation and Logistics Market

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Balanced Growth Strategy to Create Shareholder Value

ESTABLISHED BALANCED GROWTH STRATEGY IN 2019,
IMPLEMENTED TRANSFORMATIVE ACTIONS, AND CONTINUE TO EXECUTE



De-risk and Optimize the Model

Enhance Returns and FCF

Drive Long-term Profitable Growth

Accelerated Growth in Higher-return SCS and DTS with Moderate Growth and Increased Returns in FMS

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De-risk and Optimize the Model

LOWER RESIDUAL VALUE ESTIMATES

- Estimates at historically low levels

ENHANCED EXTENDED WARRANTY PROGRAM

- Extended coverage for exhaust system components

REVISE SCS / DTS CONTRACTS

- Implemented higher and faster labor cost pass-throughs to customers

EXIT SUB-PERFORMANCE BUSINESSES

- FMS UK (2022) and lease insurance product line (2020)

✔ **Reduced** residual value estimates by ~**30%**

✔ **Increased** annual depreciation by $200M

✔ **Reduced likelihood of losses** on used vehicles sold or need for additional depreciation


RYDER
PICKED.
PACKED.
FULFILLED.

Actions Reducing Our Business Model Risk

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Improve Returns and FCF

INCREASE LEASE PRICING

- Spread increased from 60-100bps (pre-2019) to 100-150bps

MODERATE FMS GROWTH

- Annual lease fleet growth 2-4k at higher returns

REDUCE MAINTENANCE COST

- Multi-year initiative focused on productivity and efficiency

EXPAND RETAIL USED VEHICLE SALES (VS. WHOLESALE)

- Premium priced retail used vehicles sales capacity up 50%

ENHANCE RENTAL TRUCK-TRACTOR MIX

- More stable truck investment driven by e-Commerce growth


Ryder

40% of portfolio has been priced at higher returns (through 2021) delivering **$45M of improved annual earnings**

60% of portfolio expected to be priced at higher returns and generate an **incremental annual earnings benefit of $80M**

Actions Delivering Higher Quality Core Earnings and FCF

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Drive Long-term Profitable Growth

GROW HIGHER RETURN BUSINESS MIX

- SCS / DTS revenue currently 50%+, up from 37% in 2015

MAINTAIN STRONG BALANCE SHEET

- Below target leverage expected

INVEST IN STRATEGIC SCS/DTS ACQUISITIONS

- $750M in Whiplash and Midwest Warehouse acquisitions


SCS / DTS
% OF GROSS REVENUE
37%
39%
42%
44%
44%
45%
48%
53%
2015
2016
2017
2018
2019
2020
2021
2022F

Actions Expected to Deliver Long-term Shareholder Value

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EverBetter World Campaign Continues in 2022

Brand Awareness	Sales Leads	Active Campaign Pipeline
Increased	**Up 200%**	**>$100M**

Q2 National Media Campaign

- ✓ National print in broad publications
- ✓ Digital advertising
- ✓ LinkedIn and Facebook
- ✓ 15 second online videos

NEW: TV and Print Ads

- ✓ e-Commerce
- ✓ RyderShare
- ✓ Supply Chain Logistics

TV CAMPAIGN – 2021 SILVER MIAMI ADDY WINNER


Forbes
FORTUNE
SPOTIFY
SAVED THE MUSIC INDUSTRY. NOW WHAT?
Entrepreneur
BE YOUR OWN BOSS
THE WALL STREET JOURNAL

MSNBC | CNBC | bravo | FOX BUSINESS | FOX NEWS channel | CNN | SYFY | GOLF CHANNEL

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Note: Results since launch in 2020.

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 19 Expect to Deliver Record Results Reflecting Strong Demand and Structural Changes Improvement in Returns, Higher Cash Flow, and Revenue Shift Toward SCS and DTS W H E R E W E W E R E 2 0 1 8 W H E R E W E A R E 2 0 2 2 F o r e c a s t Revenue FMS $4.7B 56% $5.4B 47% SCS $2.4B 28% 44% $4.3B 38% 53% DTS $1.3B 16% $1.6B 15% Operating Cash Flow $1.7B $2.3B Free Cash Flow $(936M) $550M - $650M Comparable EPS $5.95 $13.40 - $14.40 Comparable EPS (Core) $5.95 $9.00 - $9.50 ROE 12.7% 24% - 26% H I G H L I G H T S • ROE and EPS benefiting from structural business model improvements as well as outsized used vehicle and rental markets • SCS / DTS revenue now greater than 50% • Operating Cash Flow is recurring and growing • Higher FCF reflecting balanced growth strategy + + Note: Includes Non-GAAP Financial Measures, such as Free Cash Flow, Comparable EPS and ROE . Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure

Positioned for Structurally Higher Earnings



GROWTH DRIVERS
Ongoing Actions Expected to Increase Earnings
Midpoint[1]
$13.90
$4.65
$9.25
Outsized Gains / Rental
2022 Comparable EPS Forecast
SCS / DTS Target Margins
FMS Lease Pricing
Revenue Growth / New Products
Acquisitions / Share Repurchases
Higher Core EPS

Significantly Improved Core Earnings of the Business; Expect to Continue to Outperform Prior Cycles and Achieve Target Returns

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Note: Includes Non-GAAP Financial Measures such as Comparable EPS. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. [1] Midpoint of $13.40 - $14.40 2022 Comparable EPS Forecast

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Long-term Financial Model

	TARGET
ROE	
Long-term Average Over the Cycle	High Teens (Up from 15%)
Component drivers to achieve ROE target include:	
Operating Revenue Growth	
Total Ryder	High Single Digit (New)
Fleet Management	Mid Single Digit
Supply Chain	Low Double Digit (Up from High Single Digit)
Dedicated	High Single Digit
EBT as % of Operating Revenue	
Fleet Management	Low Double Digit (Up from High Single Digit)
Supply Chain and Dedicated	High Single Digit
Leverage (Debt-to-Equity)	250% - 300%



Business Positioned to Deliver Strong Returns through the Cycle

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Sustainability Focus

	ENVIRONMENTAL	SOCIAL	GOVERNANCE
Recent Achievements	• Achieved goal to reduce Scope 1 and Scope 2 emissions by 20% over a 2009 baseline ahead of schedule	• Ongoing commitment to safety training, coaching, and technology led to 78% reduction in collisions between 2017 and 2021	• > 50% of Board of Directors is diverse, by gender, race, and ethnicity • 10 consecutive years as one of FORTUNE's World's Most Admired Companies and one of 2021 Newsweek America's Most Responsible Companies
Commitments	• In 2020, established new goals to reduce emissions by 2024 over 2018 baseline – 10% reduction in Scope 1 emissions – 30% reduction in Scope 2 emissions – 15% reduction in Scope 3 emissions[1]	• Invest 10% of Ryder Charitable Foundation's budget in specific initiatives to expand equality and diversity for the Black community • Award 75 scholarships per year for women and minority students by 2025	• Robust Enterprise Risk Management program, involving oversight from management and our Board, routinely and holistically evaluates our key risks

[1] Downstream leased assets only (Category 13)

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Accountable and Engaged Board of Directors – Expertise and Experience Support our Long-term Vision



Robert Sanchez
Chairman & CEO,
Ryder
2013



Robert Eck
Former Director & CEO,
Anixter International
2011



Robert Hagemann
Former SVP & CFO,
Quest Diagnostics
2014



Michael Hilton
Former President & CEO,
Nordson Corporation
2012



Tamara Lundgren
President & CEO,
Schnitzer Steel Industries, Inc.
2012



Luis Nieto
Former President,
Consumer Foods Group,
ConAgra Foods, Inc.
2007



David Nord
Former Chairman & CEO,
Hubbell Incorporated
2018



Abbie Smith
Boris and Irene Stern Distinguished
Service Professor of Accounting and
James S. Ely, III Faculty Fellow,
University of Chicago Booth
School of Business
2003



E. Follin Smith
Former EVP, CFO &
Chief Administrative Officer,
Constellation Energy
Group, Inc.
2005



Dmitri Stockton
Former SVP & Special Advisor
to the Chairman,
General Electric Company
2018



Hansel Tookes
Former President,
Raytheon International
2002

SKILLS MATRIX

Senior Leadership	91%
Business Development & M&A	91%
Public Company Operations	82%
Financial & Accounting	73%
Branding / Strategy	55%
Industry Experience	45%

BOARD ATTRIBUTES

~64 Years
Average Age

91%
Independent Directors

64%
Gender / Racial / Ethnic Diversity

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Deep and Experienced Leadership Team Driving Industry Change

TODAY'S PRESENTERS



Robert Sanchez
Chairman & CEO
Joined: 1993



Steve Sensing
President, SCS & DTS
1992



Steve Martin
SVP, DTS
1988



Tom Havens
President, FMS
1993



Karen Jones
EVP, CMO
2013



John Diez
EVP, CFO
2002

ADDITIONAL EXECUTIVE LEADERSHIP



Robert Fatovic
EVP, Chief Legal Officer and Corporate Secretary
1994



Tim Fiore
SVP, Chief Procurement Officer
2002



Frank Lopez
EVP,
CHRO
2002



Rajeev Ravindran
EVP, Chief Information Officer
2018

220+ Years Combined Industry Experience

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SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS SCS: Integrated Solutions to Serve Large and Growing Market Add pic Steve Sensing President, Supply Chain Solutions & Dedicated Transportation Solutions

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 26 EverBetter Video Clip

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 27 SCS Key Messages 1 Leading provider of integrated logistics solutions from port to door across North America 2 Differentiated approach based on deep expertise of key industry verticals to serve a large and growing market 3 Increased utilization of data analytics and automation driven by continuous improvement mindset and LEAN principles 4 Strategic investments in customer-facing technology that is a key market differentiator

SCS Snapshot

OPERATING STATISTICS

Warehouse Footprint[2]	~80M+ sq. ft.
Freight Under Management[3]	$7.4B
Total Vehicles	~11,000
Employees	~22,000



2021 PERFORMANCE

Total Revenue	$3.1B
Operating Revenue	$2.2B
EBT	$117M
EBT as % of Operating Revenue	5.3%
Comparable EBITDA	$173M

PORT TO DOOR INTEGRATED SUPPLY CHAIN SOLUTIONS[1]

- **40%** Warehouse Management
- **33%** Dedicated Transportation
- **10%** Transportation Management
- **10%** e-Commerce Fulfillment / Last Mile Delivery
- **7%** Professional Services

Note: Includes Non-GAAP Financial Measures, such as Operating Revenue and Comparable EBITDA. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. [1] % of 2021 SCS Revenue. [2] As of 1/2/2022. [3] Represents total for all Ryder System, Inc

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Integrated Solutions from a Single Source (Port to Door) Across Verticals

OUTSOURCED SERVICES

Warehouse Management	• Single customer, multi-client, and cross-docking • Value-added services (kitting, packaging, retail-ready displays, labelling & tagging)
Dedicated Transportation	Professional drivers and equipment dedicated to a single customer
Transportation Management	• Transportation department for customers buying $7.4B in services across all modes • Optimize, plan, and ensure delivery
Last Mile Delivery	Assemble big and bulky items in warehouses and deliver to room of choice
NEW e-Commerce Fulfillment	Pick, pack, and ship online orders and coordinate final delivery via parcel / ground carriers to home in 2 days or less

VERTICAL FOCUS[1]

Automotive (31%)	Industrial (12%)	Consumer Packaged Goods & Retail (46%)		Technology & Healthcare (11%)
Inbound transportation management & synchronized delivery to assembly plant, including cross-border management (Mexico, U.S., Canada)		**CPG** Customized packaging for big-box retailers, large dedicated warehouses and multi-client facilities	**Retail B2B & B2C** Omni-channel, e-Commerce fulfillment, big & bulky last mile to home, and cross-dock to store deliveries or direct to consumer	Automated pick, pack, and ship warehouse operations supported with robotics and integrated transportation management solutions
gm Toyota		General Mills Keurig DrPepper KraftHeinz	Costco Wholesale H&M macy's Rad Power Bikes	BJC

~560 Customers Served

~70% of Customers Leveraging Multiple Solutions; Up from ~60% Two Years Ago

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[1] % of 2021 SCS Revenue

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Significant Market Opportunity Enabling Outsized Growth


$1.3T
Warehouse & Truck-based
Transportation Management Market
$1.1T
Addressable Non-Outsourced
Market (Market Opportunity)
$158B
~15%
Outsourced

WELL-POSITIONED TO CAPTURE OPPORTUNITIES FROM SECULAR TRENDS

- e-Commerce
- Labor Shortage
- Omnichannel
- Nearshoring / Onshoring

Strategic Focus on Further Penetrating Large, Non-outsourced Market

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Sources: Polk / IHS, Armstrong & Associates, Ryder estimates
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Why We Win in SCS – Our Sustainable Competitive Advantages

Integrated Supply Chain Solutions	• Design and operate an integrated suite of supply chain solutions
North America Focus	• Seamless customer service across N.A. • Streamlined cross-border capabilities • Expertise in managing complex supply chains
Deep Vertical Expertise	• Differentiated knowledge and expertise across key verticals: Automotive, Industrial, Technology, Healthcare, CPG, and Retail
Enabling Technologies and Continuous Improvement	• Visibility and IT capabilities • LEAN expertise • Engineering and automation excellence

MARKET LEADER PROVIDING VALUE-ADDED INTEGRATED SOLUTIONS ACROSS KEY VERTICALS

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SCS Strategic Initiatives: Accelerate Growth with Innovative Solutions

Grow the Base Business

- RyderShare visibility and collaboration tool deployment
- EverBetter logistics marketing campaign
- Cross-sell with DTS

Expand e-Commerce / Ryder Last Mile

- Network expansion
- Investment in e-Commerce and Ryder Last Mile technology platforms

Enhance Vertical Diversification

- Focus on growing omnichannel retail, CPG, and healthcare
- CPG multi-client warehouse network expansion

Improve Margins

- Converted business contracts to better insulate from wage variability
- Implement automation and robotics to improve efficiencies



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Leveraging Technology as Key Differentiator

Combination of best-of-breed commercial off-the-shelf products with proprietary solutions to maximize customer value

COMMERCIAL OFF-THE-SHELF

- Ryder Warehouse Management System
- Ryder Transportation Management System
- Automation and Robotics



RyderConnect
A one-stop-shop for categorizing, collecting, and publishing TSP provider data from multiple connected assets in one spot
RYDERVIEW™
Real-time visibility into product delivery, carrier tracking, and self-scheduling of last mile deliveries
Automation & Robotic Integration
Warehouse execution system
CUSTOMER FACING APPLICATIONS
Ryder Ever better.
PROPRIETARY SOLUTIONS
RyderDrive
Innovative mobile application that enables driver communication and streamlines trip management
RYDERSHARE™
The ultimate digital platform for real-time visibility on all goods moving across the supply chain
RYDEROPSBOX™
A warehouse analytics platform for labor management, daily metrics, workforce planning, and customer visibility dashboards
RYDERECOMMERCE by whiplash
e-Commerce fulfillment technology

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

RYDER 2022 INVESTOR DAY

Ryder Ever better.

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RYDERECOMMERCE
by whiplash

Ryder e-Commerce by Whiplash *(Acquired 1/2/2022)*

OUR APPROACH

- Nationwide omnichannel fulfillment provider
  - Ground delivery to 100% of U.S. in 2 days and 60% in 1 day
- Scalable solutions to accommodate emerging brands to Fortune 500
- Best-in-class technology easily integrates with e-Commerce sales platforms and facilitates onboarding; streamlines order and inventory management
- Advanced robotics and automation to boost productivity and seamless scaling in the same footprint

SERVICES

Order Fulfillment	• Scalable, fast, and flexible pick, pack, and shipping solutions • National multi-mode parcel network and carrier optimization
Value-added Services	• Specialized services such as kitting, label changes, and folding
Reverse Logistics	• Returns initiation, returns processing, and repairs

LOCATIONS

PERRY ELLIS | Happy Socks | macy's | ROSS DRESS FOR LESS



Expanding from 7M to 8M sq. ft. of Warehouse Space During 2022

Combining Best-in-Class e-Commerce Fulfillment Platform with Industry Leading Logistics Expertise

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

RYDER 2022 INVESTOR DAY

Ryder Ever better.

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Ryder Last Mile (RLM)

OUR APPROACH

- Nationwide last mile delivery and installation of big and bulky goods with 2-day delivery to 95% of the continental U.S.
- Tiered service options to provide optimal flexibility
- Leveraging 20+ dedicated to customer sites and 30+ multi-client hubs
- RYDERVIEW™ 2.0 maximizes network efficiency and customer experience
  - Recipients can self-schedule delivery and receive real-time delivery updates
  - Offers retailer-branded customer experience

TIERED SERVICES

1. Over-the-Threshold	2. Room-of-Choice	3. White-Glove-Delivery	4. Deluxe Service
Self-scheduling, 2-hr. delivery window, 2-man delivery, and returns	#1 services + place in any room of the house	#2 services + unboxing / removal of packaging in home, assembly, installation, and haul-away	#3 services + pre-delivery inspection, preparation, and assembly to ensure delivery of undamaged goods

LOCATIONS

SERENA & LILY COSTCO WHOLESALE TONAL Ashley HOMESTORE


Existing RLM Hub(s)
Expansion / New RLM Hub(s)

Adding / Expanding 10 Locations in 2022 / 1Q 2023

Continue to Expect Double-digit Revenue Growth in RLM with EBT% In-line with SCS HSD Target Range

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

RYDER 2022 INVESTOR DAY

Ryder® Ever better.™

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 36 Long-term Targets Expect to Return to HSD EBT% Target in 2H22; Well-positioned for Profitable Growth HSD EBT as % of Operating Revenue LDD Operating Revenue Growth Raising from HSD

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 37 Key Takeaways Leading provider of integrated logistics solutions from port to door across North America 1 Differentiated approach based on deep expertise of key industry verticals to serve a large and growing market 2 Increased utilization of data analytics and automation driven by continuous improvement mindset and LEAN principles 3 Strategic investments in customer-facing technology that is a key differentiator 4

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS DTS: Capturing Profitable Growth with Differentiated Business Model Add pic Steve Martin SVP, Dedicated Transportation Solutions

DTS Key Messages

1. **Capturing significant growth and improved profitability** through freight cycles
2. **Driving operational efficiencies** with improved safety and enhanced digitization
3. **Focusing on growth areas** (e.g., building density) and promoting cross-selling opportunities across segments
4. **Differentiated business model** leveraging transportation bundled solutions to capture share


Ryder

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

RYDER 2022 INVESTOR DAY

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DTS Snapshot

2021 OPERATING STATISTICS

Total Vehicles	~11,000
Drivers	~6,000
Customer Locations	~500



2021 PERFORMANCE

Total Revenue	$1.5B
Operating Revenue	$1.1B
EBT	$49M
EBT as % of Operating Revenue	4.7%
Comparable EBITDA	$50M

DEDICATED TRANSPORTATION SOLUTIONS

ChoiceLease Vehicles and Maintenance + Professional Drivers + Routing, Scheduling, Visibility, and Supervision = Dedicated Transportation Solution

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

RYDER 2022 INVESTOR DAY

Note: Includes Non-GAAP Financial Measures, such as Operating Revenue and Comparable EBITDA. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure

Ryder Ever better.

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 41 Strong Customer Retention and Expansion with Significant Private Fleet Opportunity Diversified Portfolio Compromising 200+ Customers 2% 5% 11% 11% 14% 14% 21% 22% Other Energy Hi-tech & Healthcare Construction Metals CPG Retail Industrial 2 0 2 1 C U S T O M E R P R O F I L E 2 0 2 1 C U S T O M E R C O U N T B Y I N D U S T R Y >50% Sales from Upselling / Cross-selling (FMS / SCS) 94% Customer Retention Rate1 ~50% of New Accounts were Private Fleet Conversions 9% Growth in Customer Count S E L E C T C U S T O M E R S 1 Based on DTS 2021 Revenue.

Significant Market Opportunity Enabling Outsized Growth


$800B
Dedicated Transportation Market TAM
$400B
Addressable Non-Outsourced Market (Market Opportunity)
$20B
~5% Currently Outsourced

SECULAR TRENDS DRIVING INCREASED OUTSOURCING

- Driver Shortage
- Equipment Cost / Complexity
- Safety Regulations

Significant Growth Opportunity in Large, Highly Addressable DTS Market

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS
RYDER 2022 INVESTOR DAY

Sources: Polk / IHS, Armstrong & Associates, Ryder estimates

Ryder® Ever better.™
42

Why We Win – Sustainable Competitive Advantages

Technology and Engineering	• RyderShare visibility and collaboration platform • 100+ logistics engineers; optimized routing and scheduling • Digitized workstream and business intelligence platform
Driver Excellence	• 100% company drivers, robust training program • Favorable work / life balance: ~85% of drivers home daily • Recruiting capabilities and referral programs
Operational Expertise	• Recognized safety programs • Exceptional on-time delivery performance • Deep industry knowledge
Fleet Management	• Leveraging FMS scale and ability to obtain vehicles • Vehicle uptime through preventative maintenance and access to Ryder rental fleet

LEADER IN DEDICATED SOLUTIONS AND CAPABILITIES

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

RYDER 2022 INVESTOR DAY

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 44 Drivers Why We Win Video

DTS Strategic Initiatives: Accelerate Growth and Expand Margins

Accelerate Top Line Growth

- Sell across transportation and logistics cross-divisional portfolio
- RyderShare visibility and collaboration tool
- Continue to organically grow brokerage

Invest in Technology

- Continue to enhance customer-facing technology
- Digitization of workstreams – RyderDrive digital driver app

Improve Margins

- Converted business contracts to better insulate from wage variability
- Drive density in key regions through differentiated pricing strategy
- Continue to centralize and digitize work processes



SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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Sustaining Top Line Growth Over the Cycle

SELL ACROSS TRANSPORTATION & LOGISTICS PORTFOLIO

- FMS / DTS private fleet conversions
- Training all sales teams to identify opportunities and sell across transportation modes and product lines
- Leveraging RyderShare
- Targeting customers in high density areas
- Benefiting from EverBetter campaign

CONTINUE TO ORGANICALLY GROW BROKERAGE

	INITIATIVE
Scale	**New employees** (e.g., add sales headcount, expanding offices)
	New carriers (e.g., leveraging Ryder assets for capacity, implement carrier loyalty program
	Marketing initiatives (e.g., 2021 EverBetter Campaign)
	New customers from targeting shippers and private fleets in our density zones
Density	**New and enhancing capabilities** through investing in digitization, visibility, and automation

Expanded Sales and Customer Touchpoints

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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Invest in Industry-leading Technologies

DEVELOPED AND LAUNCHED EFFICIENCY AND VISIBILITY TOOLS

RyderDrive™

Scalable, digitized trip management and Hours-of-Service compliance

RYDERSHARE™

End-to-end visibility of orders, inventory, and shipments in real-time

Business Intelligence

Leveraging technology to analyze data and make actionable business decisions

In-Cab Video Recording

Safety programs including in-cab video recorders have resulted in 78% reduction in collisions (2017-21)

Continuing to Make Targeted Technology Investments to Further Strengthen Customer Value

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 48 Expect to Return to HSD EBT% Target in 2H22; Well-positioned for Profitable Growth HSD Operating Revenue Growth HSD EBT as % of Operating Revenue Long-term Targets

Key Takeaways

1. **Capturing significant growth and improved profitability** through freight cycles

2. **Driving operational efficiencies** with improved safety and enhanced automation

3. **Focusing on growth areas** (e.g., building density) and promoting cross-selling opportunities across segments

4. **Differentiated business model** leveraging transportation bundled solutions to capture share

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Q&A

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Break ~10 Minutes

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS FMS: Optimize Portfolio While Maximizing Returns Tom Havens President, Fleet Management Solutions

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 53 FMS Key Messages 1 Well-positioned to capture share from secular trends driving higher outsourcing in large, addressable market 2 Enhancing returns through pricing initiatives and operational excellence 3 Well prepared to manage through freight cycles

FMS Snapshot

2021 OPERATING STATISTICS

Assets	$11.2B
Vehicles Maintained	~244,000
Employees	~11,500
Technicians	~5,000
Maintenance Shops	~750


Ryder

2021 PERFORMANCE

Total Revenue	$5.7B
Operating Revenue	$4.9B
EBT	$663M

FLEET MANAGEMENT SOLUTIONS

Providing Outsourced Transportation Services and Operational Excellence across North America

- **ChoiceLease** Full-Service Lease
- **SelectCare** Outsourced Maintenance
- **Commercial Rental**
- **Fleet Support Services**
- **Used Vehicle Sales**

OPERATING REVENUE MIX


23%
11%
65%
ChoiceLease
SelectCare
Rental
Other (1%)

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

RYDER 2022 INVESTOR DAY

Note: Includes Non-GAAP Financial Measures, such as Operating Revenue. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure

Ryder® Ever better.™

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS See appendix for source info 55 Diversified Customer Base and Fleet Composition Diversified Customer Base and Fleet Composition Mitigates Risk from Specific Customer or Segment 2 0 2 1 C O N T R A C T U A L F L E E T C O M P O S I T I O N 40% 27% 9% 23% 2 0 2 1 F M S C O N T R A C T U A L C U S T O M E R B A S E < 1% Largest Customer Share of Revenue14k+ Contractual Customers S A M P L E C L I E N T S 53% 26% 21% Revenue ▪ Small (1-10) ▪ Medium (11-50) ▪ Large (51+) Customers by Fleet Size 39% 33% 8% 20% ▪ Tractor ▪ Trailers ▪ Light Duty ▪ Medium Duty

Significant Addressable Market Opportunity


$225B
Total Commercial Vehicle Market
$58B
Addressable Market Opportunity
$14B
~25% Currently Outsourced

WELL-POSITIONED
TO CAPTURE GROWTH FROM
SECULAR OUTSOURCING TRENDS

- Increased Vehicle Cost and Maintenance Complexity
- Technician / Labor Shortages
- Government / Safety Regulations
- Vehicles and Parts Supply Chain Challenges

Secular Trends Driving Opportunity to Convert DIY Segment to Outsourced Model

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

RYDER 2022 INVESTOR DAY

Sources: Polk / IHS, Armstrong & Associates, Ryder estimates

Ryder Ever better.™ 56

Why We Win – Sustainable Competitive Advantages

Network Scale	• ~750 shop maintenance network • Procurement leverage with major OEMs and partners
Deep Maintenance Expertise	• Best-in-class maintenance processes with ~5,000 expert techs • Rapid up-skill training capability for new technologies
Risk Mitigation	• No residual risk for customers • Guaranteed maintenance costs for customers
Flexible Products and Service	• Custom service level options for ChoiceLease and SelectCare • RyderGyde and Connected Fleet

COMPREHENSIVE CAPABILITIES SPAN FULL SPECTRUM OF FLEET TRANSPORTATION NEEDS

Comprehensive Value Proposition to Capture Market Opportunity

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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FMS Strategic Initiatives: Targeting Higher Value Growth while Maximizing Returns

Incorporate Segmentation and Pricing Actions

- Differentiate and segment lease portfolio pricing
- Target higher value market segments
- Deploy dynamic rental pricing model

Enhance Asset Management

- Execute enhanced asset management playbook over freight cycle
- Used vehicle sales retail expansion and digital transformation
- Focus growth capital on rapidly expanding, less cyclical truck segments

Demonstrate Operational Excellence

- Maintenance operating model transformation with continuous improvement focus
- Improve customer experience through innovation and service

Implement Innovation

- Execute EV / AV strategy as the market evolves
- COOP growth and national rollout



SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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Lease Pricing and Segmentation

% OF PORTFOLIO PRICED AT HIGHER RETURNS


Incremental
$80M
Annual Benefit
40%
100%
2021
2025
$45M
ANNUAL BENEFIT
$125M

- **Segmented pricing is improving returns across all vehicle types**
  - Rolled out new lease pricing segmentation in 2018; 40% of portfolio completed by YE 2021
  - Segmenting by application, risk profile, asset type, etc.
  - Additional ~20% of the fleet already contracted at new pricing model to be in serviced over the next ~12 months
- **Deploying growth capital on higher-growth, higher-return segments**
  - Investing in trucks – less cyclical segments compared to tractors
  - Capturing e-Commerce growth

Price Segmentation Initiatives Expected to Deliver $125M Annual Benefit When Fully Implemented in 2025

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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Enhanced Asset Management Playbook in Place

FREIGHT MARKET STRENGTHENING

- Drive profitable lease sales
- Invest growth capital in truck segments for rental fleet
- Incorporate cyclical forecast into residual value estimates
- Manage contract expirations to limit exposure in downturn
- Target early replacement opportunities


PEAK
Strengthening Demand
Demand > Supply
Weakening Demand
Supply > Demand
TROUGH

FREIGHT MARKET WEAKENING

- Reduce used truck inventory as market starts to weaken
- Extend lease contracts
- Redeploy rental vehicles to lease, dedicated, and supply chain applications
- Leverage expanded used vehicle sales retail sales network
- Reduce discretionary spend
- Invest in rental early in the upturn

Although Earnings Will be Impacted by Freight Cycles, Executing Our Enhanced Asset Management Playbook Better Positions Ryder for Higher Earnings in Each Phase of the Cycle

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS
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Used Vehicle Sales: Retail Expansion and Digital Transformation Improves Proceeds

Grow Retail Sales Locations

- 63 retail centers (+12 vs. 2019)
- *~20% incremental retail sales capacity*

Expand Retail Digital Sales

- Inside sales team positioned to capture digital sales opportunity
- *~30% incremental retail sales capacity*

~50% Increase in Retail Sales Capacity[1]

Retail sales proceeds are 30% higher than wholesale

Expect New Capacity and Technology Investments to Result in ~8% Increase in Proceeds per Vehicle

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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[1] Versus North America 2019 baseline

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Maintenance Operating Model Transformation

MAINTENANCE TRANSFORMATION DRIVEN BY

PRODUCTIVITY GAINS
- Re-engineered shop operating model
- Focused on technician wrench time
- Centralized administration

TECHNOLOGY AND TRAINING
- Connected vehicle strategy
- Wearable and hand-held tech
- Rapid up-skill training capacity for new technologies

DATA ANALYTICS
- Reliability analysis
- Partnerships with key OEMs
- Stabilize costs as technology evolves

PARTS PROCUREMENT
- Restructured supply chain
- Negotiated new partnerships
- Negotiated extended warranties

INCREASE PROFITABILITY THROUGH CONTINUOUS IMPROVEMENT PROCESS

Delivered **$90M** of annual savings by YE 2021

Expected to surpass initial annual savings target of **$100M** in 2022

Continuous Improvement Focus to Sustain and Improve Long-term Results

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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Reliability Analytics Process: NOx Sensor Case Study

IDENTIFICATION	SOLUTIONING	RESOLUTION
• NOx Sensors: Significant component failure rate resulted in high costs and customer disruptions	• Cross-functional team between OEM and Ryder analyzed proprietary Ryder fleet data to identify root cause of failure	• OEM-funded repair campaign undertaken • Re-engineered hardware design for future production

CREATING VALUE FOR ALL SHAREHOLDERS



CUSTOMER

Customers benefit from **increased up-time**



OEM

OEMs benefit from Ryder's post-warranty maintenance information for enhanced performance visibility and **benchmarking**



RYDER

Ryder benefits from **reduced failure rate** and **lower annual component cost**

Ryder Reliability Analysis Lowers Costs and Provides Value to Both Customers and OEMs

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 64 Technology Driven Fleet Maintenance Video

Creating Customer Value through Our Technology

Innovative Platform Enabling Customers to Manage All Aspects of Their Fleet

Performance Analytics

Fleet Spend Trend Analysis
Repair & Maintenance Trends | Rental Activity

Fuel Activity & Trend Analysis
Real-time Consumption & Cost Management

Actionable Dashboards

Vehicle Health & Uptime
Preventative Maintenance Analysis | Repair Activity

Fleet Management
Fleet Utilization | Miles | Routing | MPG | Specifications and Applications | Replacement Planning

Driver Support

Maintenance Support
Roadside Assistance | Shop Check-in | Location Finder

Operations Tools
Log Fuel Receipts | Manage eDVIR[1]


Fleet Manager
Driver
RYDERGYDE™
Maintenance Shop
Truck

Providing Value for Customer Fleet Managers and Drivers

[1] Electronic driver inspection report

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS
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Long-term Targets



MSD
Operating Revenue Growth

LDD
EBT as % of Operating Revenue

Raised from HSD in Feb 2022

Structural Business Changes to Better Position FMS to Achieve Targets Over the Cycle

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 67 Key Takeaways Well-positioned to capture share from secular trends driving higher outsourcing in large, addressable market 1 Enhancing returns through pricing initiatives and operational excellence 2 Well prepared to manage through freight cycles 3

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS At the Forefront of Innovation and Industry Disruption Karen Jones EVP & CMO

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 69 Key Messages 1 Deep expertise in transportation and logistics to remain at the forefront of industry disruption 2 Disciplined and strategic approach to new product development with significant opportunities where we are positioned to win 3 Targeted investing, partnering, and acquiring in strategic growth areas with a focus on innovation and value creation

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 70 Unprecedented Level of Disruption in Logistics Industry

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 71 Strategic Focus Areas for New Product Development $1.2B Strategic Investments Over Last 4 Years (includes $875M of acquisitions) Strategic Approach to Disruption Investing in 4 Key Areas RyderVenture Investments Built, Acquired, or Partnered Products AV / EV 1 AV EV e-Commerce 2 Light Duty Rental Asset Sharing 3 Digital Technologies 4

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 72 RyderShare Video

RYDERSHARE™

RyderShare

Provides real-time visibility, collaboration, and exception management across supply chain – Only 3rd-party logistics provider with warehousing and transportation capabilities


FACTORY
WAREHOUSE
DISTRIBUTION CENTER
RETAILER
CONSUMER
inbound
inbound
outbound
returns

Multiple data sources integrated into a single view to drive higher productivity, improved customer service, and transparent communication

Connect Everyone in Your Supply Chain • Digitize and Automate Workflows • Communicate with Everyone in Real-time • Led by Real Operators

6.2M Shipments Since 2020

82% of Ryder's Total Transportation Volume

9K Users with New Users Added Everyday

Key Differentiator in Winning ~35% of 2021 SCS/DTS New Sales – Momentum Expected to Continue

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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RYDERSHARE™

Customer Case Study: RyderShare Value Creation

Do it Best Corp. **Hardware Retailer with 3,000+ Stores**


BEFORE
6 steps and hours of calling
1
2
3
4
5
6
Store Employee
Request for Update on Order
Response
Central Support
Translate to Ryder Order and Request for Update
Response
Ryder Operator
Request for Load Update
Response
Driver
AFTER
1 step in real time – store employee has load information at their fingertips
1
Central Support
Store Employee
RYDERSHARE™
Ryder Operator

CUSTOMER BENEFITS

- Efficiency gain for central support team
- Improved labor planning
- Higher service levels
- Reduced turnaround times & touches

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS
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RYDERSHARE™

Hill's Pet Food Success Story


DISTRIBUTION FACILITY
RYDER DEDICATED DELIVERY
VETERINARIANS
PET CLINICS
PET HOSPITALS



Kyle D. Bryant
CS&L Operations Manager
Hill's Pet Nutrition

- Network view to over 30,000+ delivery locations
- Instant access to delivery information (location, status, etc.) drives down calls
- 100+ corporate users save time on everyday tasks
- Return goods authorizations visibility results in better control and efficiency for Hills
- Instant delivery documentation for better auditing

"Hill's Pet Nutrition partnered with Ryder Transportation Solutions in 2021 to provide direct delivery of Hill's products to our customers. One important insight our customers look for is the ability to find out where their order is and when it will arrive. The RyderShare platform has allowed us to have real-time tracking and ETA for our customers' orders through easy-to-use technology. It has also provided proof of delivery documents as well as product delivery images that have been valuable in helping with issue resolution for our customers."

RyderShare Provides Real-time Visibility, Proof of Delivery, and Increased Customer Satisfaction to 30,000+ Veterinarians, Pet Hospitals, and Pet Clinics

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS
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RYDERSHARE™

Southern Glazer's Wine & Spirits Collaborative Supply Chain


SGWS
SUPPLIER
U.S.
SGWS
SUPPLIER
U.S.
SGWS
SUPPLIER
Europe
SOUTHERN
GLAZER'S
FACILITY

Southern Glazer's Wine and Spirits (SGWS) is the largest wine and spirits distributor in North America with operations in 44 states plus the District of Columbia and Canada with 250,000+ retailers

Benefits of RyderShare:

- SGWS sees inbound moves from all suppliers worldwide
- Full visibility into Ryder TM carrier network
- Many U.S. suppliers are also Ryder customers, creating a larger network effect, collaboration, and bi-directional visibility
- With more accurate information about the status of inventory, SGWS improves customer service for its 250,000+ retailers
- Distribution teams can now improve their warehouse operations planning process and expected receipt times, driving efficiency and cost savings

RyderShare Ecosystem Connecting SGWS with Suppliers and Customers Improves Fill Rate and Accuracy, and Provides Real-time Customer Service to 250,000+ Retailers

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 77 Building for the Future

Autonomy is a New Commercialization Opportunity

1. **First / Final Segment**
   Dedicated local fleets; ideal EV solution
2. **Autonomous Trucks**
   Procurement, leasing, operation of predictable capacity
3. **Hub Network**
   Yard operations and captive maintenance services
4. **Center of Ecosystem via Technology**
   RyderShare – coordinate movements of all AV freight and capacity

RYDER VALUE IS IN FOUR KEY AREAS



4
3
1
1
3
2
CONTROL TOWER
HUB
RETAILER
HUB
MANUFACTURER
10

STRATEGIC AV PARTNERS

tusimple | WAYMO | EMBARK | Gatik

Uniquely Positioned for Leadership in Managing Autonomous Networks

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 79 EV Market Penetration and Adoption U . S . M A R K E T E V P E N E T R A T I O N ( ‘ 0 0 0 ) 1 2023 2024 2025 9% 33%54% Ryder’s U.S. Fleet Mix2 ▪ Light Duty ▪ Medium Duty ▪ Heavy Duty 1 EV production based on OEM conversations and publicly available data. 2 Ryder’s fleet mix as of 4/1/2022 0 20 40 60 80 100 EV Production Total Production Medium Duty EV Production (Class 6-7) 0 60 120 180 240 300 EV Production Total Production Heavy Duty EV Production (Class 8) 0 60 120 180 240 300 EV Production Total Production Light Duty EV Production (Class 3-5) Total EV Production 12.6k 2023 1% 2024 2% 2025 2% Total EV Production 8.2k 2023 1% 2024 3% 2025 5% Total EV Production 74.4k 2023 3% 2024 10% 2025 13% • Timeline continues to elongate; market penetration expected to progress slowly • OEM pricing and government funding / mandates expected to have greatest impact on adoption rates • Significant diesel fleet expected to remain for extended period given anticipated EV production levels • Predicted to grow faster than other classes over next 5 years with more attractive TCO benefit, battery range, and charging infrastructure – opportunity for Ryder

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 80 COOP Video

Solving Critical Market Need through Asset Sharing: COOP by Ryder

COOP® BY RYDER

Creating the Largest Peer-to-Peer Truck Sharing Company in America, Without Owning a Single Asset

SUPPLY

Aggregating excess vehicle supply from multiple sources

- Private Fleets
- Rental Companies
- Asset Investors



DEMAND

Satisfying customer demand by increasing accessibility

Data and technology are the key to matching supply with demand

RYDER BENEFITS

- Asset-light business for long-term rental model
- Supplement Ryder rental capital
- Creation of new class of asset investors
- Technology and innovation leadership

MARKET POTENTIAL

8M commercial power vehicles in the U.S. with an **average idle time of 24%**

More than **doubling growth** in 2022

Rental days forecasted to grow from 50k (2020) to ~400k (2022F)

[1] Numbers are power units only. Does not include 5M trailers U.S. [2] 2% is the current market penetration of the car ride sharing market

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 82 Key Takeaways Deep expertise in transportation and logistics to remain at the forefront of industry disruption 1 Disciplined and strategic approach to new product development with significant opportunities where we are positioned to win 2 Targeted investing, partnering, and acquiring in strategic growth areas with a focus on innovation and value creation 3

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Clear Financial Strategy to Deliver Enhanced Returns Add pic R Y D E R 2 0 2 2 I N V E S T O R D A Y John Diez EVP & CFO

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 84 Financial Key Messages 1 Strong execution resulting in record performance with plenty of runway ahead as a leader in attractive markets 2 Strategic structural changes in business model leading to stronger and more resilient performance 3 Clear capital allocation priorities to deliver balanced growth and higher returns over the cycle 4 Balance sheet flexibility to enhance shareholder value

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 85 Increasing 2022 Forecast Robust Freight Environment, Balanced Growth Strategy, and Return Initiatives Driving Strong Results Operating Revenue Growth ~14% Comparable EPS $13.00 - $14.00 Up 36% - 46% YoY ROE 23% - 25% Free Cash Flow $550M - $650M ~14% $13.40 - $14.40 Up 40% - 50% YoY 24% - 26% $550M - $650M 2 0 2 2 F O R E C A S T A S O F 1 Q 2 2 1 R E V I S E D 2 0 2 2 F O R E C A S T 2 Robust outsourcing trends supported by increased supply chain awareness M A R K E T A S S U M P T I O N S Near-term tight truck environment due to OEM constraints; Used Vehicle Sales and Rental to moderate in 2H22 Labor and supply chain disruptions expected to continue in 2022 SCS / DTS pricing adjustments recover costs from labor shortage in 2H22 Note: Includes Non-GAAP Financial Measures, such as Operating Revenue, Comparable EPS, ROE and Free Cash Flow. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. 1 Announced on 1Q21 Earnings Call on April 27, 2022. 2 Announced the morning of Investor Day on June 3, 2022

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS $5.45 $1.01 $(0.27) $9.58 ($1.00) $1.0 0 $3.0 0 $5.0 0 $7.0 0 $9.0 0 $11 .00 $13 .00 $15 .00 86 Compelling Financial Performance with Further Runway Positioned for Long-term Profitable Growth $5.9 $7.2 $7.0 $7.8 $8.9 6% 8% -2% 11% 14% 2014-18 Average 2019 2020 2021 2022EF C O M P A R A B L E E P S 1 13.7% 0.3% -1.3% 20.9% -15.0% R O E 1 2014-2018 Average 2020 2021 2022F2019 O P E R A T I N G R E V E N U E ( $ B ) Growth Rate 1 ROE and Comparable EPS reflects $357M, $491M, and $309M of unfavorable incremental impact on depreciation expense in FY19, FY20, and FY21, respectively, due to prior residual value estimate changes. Includes Non-GAAP Financial Measures, such as Operating Revenue, ROE and Comparable EPS. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure $13.40 - $14.40 2014-2018 Average 2020 2021 2022F2019 24.0% - 26.0%

A Fundamentally Transformed Business

STRUCTURAL CHANGES

De-risked Model
Residual value estimates at historically low levels

Higher Returns Business Model
Compelling FMS returns from multi-year maintenance and lease pricing initiatives

Growth Acceleration
Secular trends and market leadership present SCS / DTS with significant growth opportunity

e-Commerce – Significant Opportunity
Whiplash acquisition and Ryder Last Mile provide capabilities to participate in meaningful growth segment

Enhanced Capital Discipline
Balanced growth strategy allows us to invest in strategic acquisitions and share buybacks

	BEGINNING OF TRANSFORMATION	LONG-TERM TARGET
Operating Revenue	MSD % *(3-yr CAGR)*	HSD % CAGR *(Organic)*
ROE	12.7% *(2018)*	High Teens %

Structurally Positioned for Higher Returns Over the Cycle

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Note: Includes Non-GAAP Financial Measures such as Operating Revenue and ROE. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 88 Residual Value Estimates at Historically Low Levels Achieve Target Returns with Reduced Reliance on Used Vehicle Proceeds R E S I D U A L V A L U E E S T I M A T E A C T I O N S T A K E N H I S T O R I C A L S A L E S P R I C E A S A % O F O R I G I N A L C O S T Pricing Residuals: Underwriting residuals used in lease pricing also set at historically conservative levels Accounting Residuals: Lowered residual value estimates ~30% to address used vehicle volatility risk and incorporated a tractor downturn into estimates 1 Illustrative for Truck and Tractor (U.S. only ) fleets. Depicts Ryder's sales prices as a percent of original cost indexed to the value in 1999 to show the percent change in value each year. Excludes vehicles operated in excessively high mileage applications and sales prices adjusted to a consistent age at sale. Sales prices incorporate retail/wholesale mix at the respective time periods. Truck Residual Index1 Residual Estimate for Accounting 175 165 155 145 135 125 115 105 95 85 75 65 55 45 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Tractor Residual Index1 Residual Estimate for Accounting 185 175 165 155 145 135 125 115 105 95 85 75 65 55 45 35 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Range

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 89 Impact of Prior Residual Value Estimate Changes Despite Meaningful Increase to Ongoing Depreciation, FMS EBT% Improved from Return Initiatives $1.3 $1.5 $1.5 $1.5 $1.5 $0.1 $0.4 $0.5 $0.3 $0.2 2018 2019 2020 2021 2022F D E P R E C I A T I O N E X P E N S E ( $ B ) Ongoing Dep. / Avg. Unit $7,100 $7,600 $8,000 $8,000 $8,400 • Prior residual value estimate changes increased depreciation expense by ~$200M in 2022F, which is expected to diminish going forward • Higher depreciation is being priced into lease contracts $1.4 $1.9 $2.0 $1.8 $1.7 Depreciation Impact of Prior Residual Value Estimate Changes Ongoing Depreciation

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 90 Earnings Expansion Delivers Attractive Return on Equity ROE Expected to Benefit from Strength in FMS Returns and SCS / DTS Growth Acceleration E A R N I N G S L E V E R S • SCS / DTS margin improvement • Lease pricing opportunity on remaining 60% of portfolio • Maintenance cost savings • Tailwinds from e-Commerce and supply chain disruption • Rental fleet mix High Teens ROE Target 14.8% 14.9% 16.5% 13.2% 11.1% 12.7% 0.3% -1.3% 20.9% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022F R O E 24.0% - 26.0% TROUGH Note: Includes Non-GAAP Financial Measures such as ROE. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure

Structural Changes Have Significantly Improved Core Earnings



EARNINGS DRIVERS
Actions Increasing Earnings
$5.95
- $0.30
Used Vehicle Sales/ Depreciation Net¹
Profitable SCS / DTS Growth
+ $1.20
FMS Maintenance Initiatives
+ $1.50
FMS Lease Pricing
+ $0.90
Midpoint²
$13.90
$4.65
$9.25
Outsized Gains / Rental
$9.25
Core EPS Expected to Grow
2018 EPS Prior Cycle Peak
2022 Comparable EPS Forecast

Well-positioned for Structurally Higher Quality Earnings

[1] Represents Used Vehicle Sales improved performance net of Depreciation related to prior residual estimate changes . [2] Midpoint of 2022 Comparable EPS Forecast of $13.40 - $14.40. Includes Non-GAAP Financial Measures such as Comparable EPS. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure

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Positioned for Higher Earnings



Midpoint[1]
$13.90
$4.65
$9.25
Outsized Gains / Rental
2022 Comparable EPS Forecast
GROWTH DRIVERS
Ongoing Actions Expected to Increase Earnings
SCS / DTS Target Margins
HSD EBT as % of Op Rev
FMS Lease Pricing
$125M Full Benefit by 2025
Revenue Growth / New Products
HSD Op Rev Growth Target
Acquisitions / Share Repurchases
Strong Balance Sheet Provides for Both Acquisitions and Share Repurchases
Higher Core EPS

Significantly Improved Core Earnings of the Business; Expect to Continue to Outperform Prior Cycles

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Note: Includes Non-GAAP Financial Measures such as Comparable EPS. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. [1] Midpoint of $13.40 - $14.40 2022 Comparable EPS Forecast

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Higher Cash Flow Generation

- **85%+ of operating revenue is contractual** (lease, SCS, DTS)[1]
  - Contractual nature of lease portfolio provides **recurring, multi-year operating cash flow**
  - SCS and DTS provide **solid positive FCF throughout cycle**
- **FCF is counter-cyclical** with FMS fleet growth and economic conditions
  - **Record FCF in 2020** from lower capex substantially due to COVID effects
  - **2022 FCF of $0.6B** reflective of strong earnings performance and $0.3B UK asset sales, partially offset by lease fleet growth of 4k vehicles



OPERATING CASH FLOW ($B)
$1.6
$2.1
$2.2
$2.2
$2.3
2014-18 Average
2019
2020
2021
2022F



FREE CASH FLOW ($B)
$(0.3)
$(1.1)
$1.6
$1.1
$0.6
2014-18 Average
2019
2020
2021
2022F
Higher capex due to higher lease growth
Lower capex reflecting COVID effects, OEM delays, and balanced growth strategy
Includes $0.3B UK asset sales

FCF SCENARIO

No Lease Growth
$0.8B

Moderate Lease Growth
$0.4B

[1] As % of 2021 Operating Revenue; includes Non-GAAP Financial Measures, such as Operating Revenue and Free Cash Flow. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure

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Capital Allocation Focused on Shareholder Returns

Invest in Organic Growth

- Base fleet reinvestment
  - Replacement capital $1.9B - $2.2B, offset by used vehicle proceeds $0.7B+
  - Higher pricing / returns
- Moderate fleet growth
  - Growth capital $0.4B - $0.7B
- Accelerate growth in higher return supply chain and dedicated
- Innovative technology

Pursue Targeted Acquisitions / Investments

- New services and capabilities primarily in SCS
- Accretive tuck-in acquisitions
- Disruptive trends

Return Capital to Shareholders

- $2.1B+ in cash returned to shareholders (2008 - 2021)
- Uninterrupted quarterly dividend payments for more than 45 years; 8% annual dividend growth since 2008
- Share repurchases
  - $300M ASR program (expect to complete by Oct 2022)
  - 2.0M share discretionary program
  - 2.5M share anti-dilutive program

Disciplined Capital Allocation Drives Strong Value Creation

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M&A is Transforming and Strengthening Our SCS Business

MXD GROUP
(Acquired 2018)

Midwest Warehouse & DISTRIBUTION SYSTEM
(Acquired 2021)

whiplash
(Acquired 2022)

PRE-TRANSACTIONS (2017)

- Focused on warehouse management and transportation services
- Automotive vertical comprised ~35% of operating revenue

POST-TRANSACTIONS (2022)

- Integrated port to door logistics provider
- Added last mile, multi-client, and e-Commerce technology platform
- Well-positioned to take advantage of higher growth e-Commerce services
- More balanced vertical mix: automotive vertical reduced to ~25% of operating revenue

U.S. Customers

300 ▶ 700

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Balance Sheet Flexibility Enables Shareholder Value Creation

AS OF MARCH 31, 2022

Available Liquidity	$1.0B
Net Debt	$6.6B
Leverage (Debt/Equity)	256% ⬇

COMMENTARY

- Solid Investment Grade credit ratings for 25+ years
- Leverage expected to decline below 250% - 300% target range in 2022
- Leverage allows flexibility to pursue strategic M&A opportunities and share repurchases

Strong Balance Sheet Positioned for Cycle and Strategic Capital Deployment

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Long-term Financial Model

	TARGET
ROE	
Long-term Average Over the Cycle	High Teens (Up from 15%)
Component drivers to achieve ROE target include:	
Operating Revenue Growth	
Total Ryder	High Single Digit (New)
Fleet Management	Mid Single Digit
Supply Chain	Low Double Digit (Up from High Single Digit)
Dedicated	High Single Digit
EBT as % of Operating Revenue	
Fleet Management	Low Double Digit (Up from High Single Digit)
Supply Chain and Dedicated	High Single Digit
Leverage (Debt-to-Equity)	250% - 300%



Business Positioned to Deliver Strong Returns through the Cycle

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 98 Key Takeaways for Enhancing Shareholder Value Strong execution resulting in record performance with plenty of runway ahead as a leader in attractive markets 1 Strategic structural changes in business model leading to stronger and more resilient performance 2 Clear capital allocation priorities to deliver balanced growth and higher returns over the cycle 3 Balance sheet flexibility to enhance shareholder value 4

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Closing Remarks Add pic Robert Sanchez Chairman & CEO

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Why Invest in Ryder 100 1 Strong execution on balanced growth strategy and actions to improve returns 2 Significant opportunity for long-term profitable growth supported by secular trends, operational expertise, and momentum from multi-year initiatives 3 Strategic initiatives focused on increasing core earnings, outperforming prior cycles and achieving target returns 4 Investing in the future of transportation to create shareholder value over the long term

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Q&A

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Appendix

Non-GAAP Financial Measures

This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Non-GAAP Financial Measure	Comparable GAAP Measure	Reconciliation & Additional Information Presented on Slide Titled
Operating Revenue Measures:		
Operating Revenue	Total Revenue	Reconciliation of Total to Operating Revenue
Operating Revenue Growth	Total Revenue Growth	Reconciliation of Revenue to Operating Revenue Growth
FMS Operating Revenue, SCS Operating Revenue and DTS Operating Revenue	FMS Total Revenue, SCS Total Revenue and DTS Total Revenue	Fleet Management Solutions (FMS), Supply Chain Solutions (SCS) and Dedicated Transportation Solutions (DTS)
SCS EBT as a % of SCS Operating Revenue, and DTS EBT as a % of DTS Operating Revenue	SCS EBT as a % of SCS Total Revenue, and DTS EBT as a % of DTS Total Revenue	Supply Chain Solutions (SCS) and Dedicated Transportation Solutions (DTS)
Comparable Earnings Measures:		
Comparable EPS, and Comparable Core EPS	EPS from Continuing Operations	Comparable EPS Reconciliation and Comparable Core EPS Reconciliation
Adjusted Return on Equity (ROE)	Not Applicable. However, the non-GAAP elements of the calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average equity is provided in the following reconciliations.	Adjusted Return on Equity Reconciliation
SCS Comparable EBITDA, and DTS Comparable EBITDA[1]	SCS Net Segment Earnings, and DTS Net Segment Earnings	Comparable Segment EBITDA
Cash Flow Measures:		
Total Cash Generated and Free Cash Flow	Cash Provided by Operating Activities	Cash Flow Reconciliation

[1] We believe comparable segment EBITDA provides investors with useful information, as it is a standard measure commonly reported and widely used by analysts, investors and other interested parties to measure financial performance by segment.

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Reconciliation Revenue to Operating Revenue ($M) 104 TOTAL 2019 2020 2021 2022F Total Revenue $ 8,926 $ 8,420 $ 9,663 $ 11,300 Subcontracted Transportation and fuel (1,701) (1,372) (1,834) (2,400) ChoiceLease Liability Insurance Revenue1 (35) (24) (1) — Operating Revenue2 $ 7,189 $ 7,024 $ 7,828 $ 8,900 20143 20153 20163 2017 2018 2014-2018 Avg. Total Revenue $ 6,638 $ 6,572 $ 6,758 $ 7,280 $ 8,414 $ 7,132 Subcontracted Transportation and fuel (1,386) (1,011) (967) (1,258) (1,716) (1,268) ChoiceLease Liability Insurance Revenue1 — — — — (28) (9) Operating Revenue2 $ 5,252 $ 5,561 $ 5,791 $ 6,023 $ 6,670 $ 5,859 Note: Amounts may not be additive due to rounding. 1 In the first quarter of 2020, we announced our plan to exit of the extension of our liability insurance coverage for ChoiceLease customers. This was completed in the first quarter of 2021. Amounts prior to 2018 have not been revised to exclude the revenues associated with this program. 2 Non-GAAP financial measure. 3 Amounts do not reflect the impact of the retrospective adoption of the new accounting standard related to leasing

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Reconciliation of Forecast Revenue to Operating Revenue Growth ($M) 105 TOTAL Note: Amounts may not be additive due to rounding. 1 In the first quarter of 2020, we announced our plan to exit of the extension of our liability insurance coverage for ChoiceLease customers. This was completed in the first quarter of 2021. 2 Non-GAAP financial measure. 2022 Forecast as of 1Q22 Revised 2022 Forecast 2021 2022 Growth 2021 2022 Growth Total Revenue $ 9,663 $ 11,300 17% $ 9,663 $ 11,300 17 % Subcontracted Transportation and fuel (1,834) (2,400) 31% (1,834) (2,400) 31 % ChoiceLease Liability Insurance Revenue1 (1) — (100) % (1) — (100) % Operating Revenue2 $ 7,828 $ 8,900 14% $ 7,828 $ 8,900 14%

Fleet Management Solutions (FMS) ($M)

FULL YEAR

		2021
Revenue		
ChoiceLease	$	3,219.9
Commercial Rental		1,113.7
SelectCare and other		606.9
FMS Operating Revenue[1]		4,940.5
Fuel Services Revenue and ChoiceLease Liability Insurance Revenue[2]		738.4
FMS Total Revenue	$	5,678.9
Earnings Before Tax		
FMS Earnings Before Tax (EBT)	$	663.1

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NM - Not meaningful. Note: Amounts may not be additive due to rounding. [1] Non-GAAP financial measure. [2] In the first quarter of 2021, we completed the previously announced exit of the extension of our liability insurance coverage for ChoiceLease customers.

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 107 Supply Chain Solutions (SCS) ($M) FULL YEAR Note: Amounts may not be additive due to rounding. 1 Non-GAAP financial measure. Revenue 2021 CPG & Retail $ 692.7 Automotive 240.1 Technology & Healthcare 1,020.3 Industrial & Other 257.4 SCS Operating Revenue1 2,210.5 Subcontracted transportation and fuel 944.3 SCS Total Revenue $ 3,154.8 Earnings Before Tax SCS Earnings Before Tax (EBT) $ 117.4 SCS EBT as a % of SCS Total Revenue 3.7 % SCS EBT as a % of SCS Operating Revenue1 5.3%

Dedicated Transportation Solutions (DTS) ($M)

FULL YEAR

		2021
Revenue		
DTS Operating Revenue[1]	$	1,054.9
Subcontracted transportation and fuel		402.3
DTS Total Revenue	$	1,457.2
Earnings Before Tax		
DTS Earnings Before Tax (EBT)	$	49.1
DTS EBT as a % of DTS Total Revenue		3.4 %
DTS EBT as a % of DTS Operating Revenue[1]		4.7 %

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Note: Amounts may not be additive due to rounding. [1] Non-GAAP financial measure.

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 109 Comparable Segment EBITDA1 ($M) FULL YEAR Note: Amounts may not be additive due to rounding. 1 Excludes the impact of depreciation and gains on vehicles sold allocated to SCS and DTS. 2 Non-GAAP financial measure. A reconciliation of GAAP net earnings to comparable EBITDA for each business segment (FMS, SCS and DTS) is set forth in this table. FY 2021 FMS SCS DTS Net segment earnings $ 508 $ 84 $ 36 Income taxes 155 33 13 EBT 663 117 49 Interest expense / (income) 214 3 (3) Depreciation1 1,736 47 3 Used vehicle sales, net1 (257) — — Amortization 2 6 — Comparable Segment EBITDA2 $ 2,357 $ 173 $ 50

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 110 Comparable EPS Reconciliation Note: Amounts may not be additive due to rounding. 2014 2015 2016 2017 2018 2014-2018 Average EPS from continuing operations (GAAP) $ 4.14 $ 5.73 $ 4.95 $ 13.54 $ 5.43 $ 6.76 Non-operating pension costs 0.05 0.19 0.33 0.31 0.09 0.19 Goodwill impairment — — — — 0.29 0.29 Restructuring and other charges, net 0.03 0.23 0.06 0.15 0.08 0.11 ERP Implementation Costs — — — — 0.01 0.01 Tax reform-related and other tax adjustments, net — — — (9.62) 0.19 (4.72) Uncertain tax provision — — — — (0.08) (0.08) Pension lump sum settlement expense 1.16 — — — — 1.16 Pension-related adjustments 0.14 (0.01) 0.09 0.06 — 0.07 Operating tax adjustment — — — 0.03 — 0.03 Gain on sale of property — — — (0.27) — (0.27) Acquisition-related tax adjustment 0.03 — — — — 0.03 Acquisition transaction costs 0.01 — — — — 0.01 Tax law changes (0.03) (0.04) — 0.03 (0.06) (0.03) Comparable EPS from continuing operations (non-GAAP) $ 5.53 $ 6.10 $ 5.43 $ 4.23 $ 5.95 $ 5.45

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 111 Comparable EPS Reconciliation Note: Amounts may not be additive due to rounding. 2019 2020 2021 2022 Forecast as of 1Q22 Revised 2022 Forecast EPS from continuing operations (GAAP) $ (0.45) $ (2.15) $ 9.70 $12.83 - $13.83 $13.23 - 14.23 Non-operating pension costs 0.85 0.10 (0.06) 0.12 0.12 Restructuring and other charges, net 0.51 0.84 0.34 0.50 0.50 ERP Implementation Costs 0.30 0.49 0.18 — — Tax adjustments, net 0.06 0.42 0.01 — — Gain on sale of property (0.26) (0.10) (0.59) — — Early redemption of medium-term notes — 0.13 — — — Comparable EPS from continuing operations (non-GAAP) $ 1.01 $ (0.27) $ 9.58 $13.00 - 14.00 $13.40 - 14.40

R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 112 Comparable Core EPS Reconciliation Note: Amounts may not be additive due to rounding. 2018 2022 Forecast EPS from continuing operations (GAAP) $ 5.43 $13.23 – 14.23 Non-operating pension costs 0.09 0.12 Restructuring and other charges, net 0.08 0.50 ERP Implementation Costs 0.01 — Goodwill impairment 0.29 — Tax reform-related and other tax adjustments, net 0.19 — Uncertain tax provision (0.08) — Tax law changes (0.06) — Pension-related adjustments — — Comparable EPS from continuing operations (non-GAAP) $ 5.95 $13.40 - 14.40 Outsized gains / rental — $(4.40) - (4.90) Comparable Core EPS from continuing operations (non-GAAP) $ 5.95 $9.00 - 9.50

Adjusted Return on Equity Reconciliation[1] ($M)

	2013	2014	2015	2016	2017
Net earnings	$ 238	$ 218	$ 305	$ 263	$ 720
Other items impacting comparability, net[5]	—	115	18	13	24
Income taxes[2]	126	118	164	142	(423)
Adjusted earnings before income taxes	363	451	486	418	321
Adjusted income taxes[3]	(127)	(162)	(171)	(147)	(112)
Adjusted net earnings [A]	$ 236	$ 289	$ 315	$ 271	$ 209
Average shareholders' equity	$ 1,594	$ 1,926	$ 1,895	$ 2,053	$ 1,984
Average adjustments to shareholders' equity[4]	(2)	8	11	2	(99)
Adjusted average shareholders' equity [B]	$ 1,592	$ 1,934	$ 1,906	$ 2,055	$ 1,885
Adjusted return on equity[1] [A]/[B]	14.8 %	14.9 %	16.5 %	13.2 %	11.1 %

[1] Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average total equity is provided on this slide. [2] Includes income taxes on discontinued operations. [3] Represents provision for income taxes plus income taxes on other items impacting comparability. [4] Represents the impact of other items impacting comparability, net of tax, to equity for the respective period. [5] Other items impacting comparability are comprised of the following:

	2013	2014	2015	2016	2017
Restructuring and other, net	$ (0.5)	$ 3.4	$ 18.1	$ 5.1	$ 17.3
Gain on sale of property	—	—	—	—	(24.1)
Pension-related adjustments	2.8	12.6	(0.5)	7.7	5.5
Operating tax adjustment	—	—	—	—	2.2
Tax reform-related and other tax adjustments, net	—	—	—	—	23.3
Pension lump sum settlement expense	—	97.2	—	—	—
Acquisition-related tax adjustment	—	1.8	—	—	—
Superstorm Sandy vehicle-related (recoveries) losses	(0.6)	—	—	—	—
Foreign currency translation benefit	(1.9)	—	—	—	—
Other items impacting comparability	$ (0.2)	$ 115.0	$ 17.6	$ 12.8	$ 24.2

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Adjusted Return on Equity Reconciliation[1] ($M)

	2014 - 2018 Avg.	2018	2019	2020	2021
Net earnings	$ 358	$ 285	$ (24)	$ (122)	$ 519
Other items impacting comparability, net[5]	38	22	38	90	(10)
Income taxes[2]	21	103	(19)	(18)	171
Adjusted earnings before income taxes	417	409	(5)	(50)	680
Adjusted income taxes[3]	(139)	(101)	13	21	(164)
Adjusted net earnings [A]	$ 278	$ 308	$ 8	$ (29)	$ 515
		0	0	0	0
Average shareholders' equity	$ 2,070	$ 2,493	$ 2,533	$ 2,257	$ 2,453
Average adjustments to shareholders' equity[4]	(31)	(78)	15	60	14
Adjusted average shareholders' equity [B]	$ 2,039	$ 2,415	$ 2,548	$ 2,317	$ 2,467
Adjusted return on equity[1] [A]/[B]	13.7 %	12.7 %	0.3 %	(1.3)%	20.9 %

[1] Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average total equity is provided on this slide. [2] Includes income taxes on discontinued operations. [3] Represents provision for income taxes plus income taxes on other items impacting comparability. [4] Represents the impact of other items impacting comparability, net of tax, to equity for the respective period. [5] Other items impacting comparability are comprised of the following:

	2014 - 2018 Avg.	2018	2019	2020	2021
Restructuring and other, net	$ 9.9	$ 5.6	$ 35.3	$ 52.5	$ 18.9
Gain on sale of property	(4.8)	—	(18.6)	(5.4)	(42.0)
ERP implementation costs	0.1	0.7	21.3	34.3	12.7
Early redemption of medium-term notes	—	—	—	9.0	—
Goodwill Impairment	3.1	15.5	—	—	—
Pension-related adjustments	5.0	—	—	—	—
Operating tax adjustments	0.4	—	—	—	—
Tax reform-related and other tax adjustments, net	4.7	—	—	—	—
Pension lump sum settlement expense	19.4	—	—	—	—
Acquisition-related tax adjustment	0.4	—	—	—	—
Other items impacting comparability	$ 38.3	$ 21.8	$ 38.0	$ 90.4	$ (10.4)

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Adjusted Return on Equity Reconciliation[1] ($M)

	2022 Forecast as of 1Q22	Revised 2022 Forecast
Net earnings	$ 670	$ 705
Other items impacting comparability, net[5]	(35)	(35)
Income taxes[2]	295	290
Adjusted earnings before income taxes	930	960
Adjusted income taxes[3]	(250)	(250)
Adjusted net earnings [A]	$ 680	$ 710
Average shareholders' equity	$ 2,840	$ 2,840
Average adjustments to shareholders' equity[4]	5	5
Adjusted average shareholders' equity [B]	$ 2,845	$ 2,845
Adjusted return on equity[1] [A]/[B]	24.0 %	25.0 %

[1] Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average total equity is provided on this slide. [2] Includes income taxes on discontinued operations. [3] Represents provision for income taxes plus income taxes on other items impacting comparability. [4] Represents the impact of other items impacting comparability, net of tax, to equity for the respective period. [5] Other items impacting comparability are comprised of the following:

	2022 Forecast as of 1Q22	Revised 2022 Forecast
Restructuring and Other, Net	$ 40.0	$ 40.0
Gains on sale of properties	(35.0)	(35.0)
Gains on sale of U.K. revenue earning equipment	(40.0)	(40.0)
Other items impacting comparability	$ (35.0)	$ (35.0)

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Cash Flow Reconciliation ($M)

	2014	2015	2016	2017[4]	2018[4]	2014 - 2018 Average	2019	2020
Net Cash Provided by Operating Activities from Continuing Operations	$ 1,383	$ 1,442	$ 1,601	$ 1,628	$ 1,718	$ 1,554	$ 2,141	$ 2,181
Proceeds from Sales (Primarily Revenue Earning Equipment)[1]	497	427	421	429	396	434	518	552
Collections of Direct Finance Leases[1]	66	71	77	—	—	43	—	—
Other, net[1]	(1)	—	—	—	—	—	—	—
Total Cash Generated[2]	1,944	1,940	2,099	2,057	2,114	2,031	2,659	2,734
Purchases of Property and Revenue Earning Equipment (1)	(2,259)	(2,668)	(1,905)	(1,860)	(3,050)	(2,348)	(3,735)	(1,147)
Free Cash Flow[2,3]	$ (315)	$ (728)	$ 194	$ 197	$ (936)	$ (318)	$ (1,077)	$ 1,587

Note: Amounts may not be additive due to rounding. Included in cash flows from investing activities. [1] Included in cash flows from investing activities. [2] Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. [3] Non-GAAP financial measure. We refer to free cash flow as the sum of net cash provided by operating activities from continuing operations and net cash provided by the sale of revenue earning equipment and operating property and equipment, collections on direct finance leases and other cash inflows from investing activities, less purchases of revenue earning equipment and property. [4] These amounts have been recast to reflect the impact of the lease accounting standard adopted in 2019. Prior full year periods do not reflect the impact from the lease accounting standard.

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R Y D E R 2 0 2 2 I N V E S T O R D A Y SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 117 Cash Flow Reconciliation ($M) 2021 2022 Forecast as of 1Q22 2022 Forecast Net Cash Provided by Operating Activities from Continuing Operations $ 2,175 $ 2,300 $ 2,300 Proceeds from Sales (Primarily Revenue Earning Equipment)1 822 1,050 1,050 Other, net1 1 — — Total Cash Generated2 2,998 3,350 3,350 Purchases of Property and Revenue Earning Equipment1 (1,941) (2,800 - 2,700) (2,800 - 2,700) Free Cash Flow2,3 $ 1,056 $550M - $650M $550M - $650M Note: Amounts may not be additive due to rounding. Included in cash flows from investing activities. 1 Included in cash flows from investing activities. 2 Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. 3 Non-GAAP financial measure. We refer to free cash flow as the sum of net cash provided by operating activities from continuing operations and net cash provided by the sale of revenue earning equipment and operating property and equipment, less purchases of revenue earning equipment and property.

SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Speaker Bios

Speaker Bios



ROBERT SANCHEZ

Chairman & Chief Executive Officer

Robert Sanchez is chairman and chief executive officer of Ryder System, Inc. (NYSE: R), a leading commercial fleet management, dedicated transportation, and supply chain solutions company. He was named CEO in January 2013 and chairman of the board in May 2013.

Over the course of nearly 30 years at Ryder, Mr. Sanchez has held many senior executive leadership positions including president and chief operating officer (COO), chief financial officer (CFO), president of Fleet Management Solutions (FMS), chief information officer (CIO), SVP of Transportation Management within Supply Chain Solutions (SCS), and VP of Asset Management. He has been a member of the company's Executive Leadership Team since 2003.

In his earlier roles, Mr. Sanchez played a key part in implementing the strategy to centralize Ryder's asset management function and improve its cost management which drove an improvement in the return of capital and earnings of the company. Since 2012, he has led the development and execution of Ryder's growth strategy focused on the large segment of businesses that do not yet outsource their fleet management and supply chain functions. Before joining Ryder, Mr. Sanchez held engineering positions at Pratt & Whitney Aircraft and Florida Power & Light.

Mr. Sanchez is on the Board of Directors of Texas Instruments and a member of the board's governance and stockholder relations committee. He also serves on the Board of Directors of the Truck Renting and Leasing Association (TRALA), United Way of Miami-Dade (Chairman of the Board), Foundation for Human Rights in Cuba, and Association of Cuban American Engineers (ACAE). He is also a member of the Board of Trustees of the University of Miami and St. Thomas University. Most recently he served on the Board of Directors of Big Brothers Big Sisters of America from July 2018 to June 2021.

Mr. Sanchez earned his MBA from The Wharton School at the University of Pennsylvania with a concentration in Finance and Strategic Management and a Bachelor of Science degree in Electrical Engineering from the University of Miami.

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Speaker Bios



STEVE SENSING

President, Global Supply Chain Solutions & Dedicated Transportation Solutions

Steve Sensing is President of Global Supply Chain Solutions (SCS) and Dedicated Transportation Solutions (DTS) at Ryder System, Inc., a leading commercial fleet management, dedicated transportation, and supply chain solutions company. In this role, Mr. Sensing is responsible for the management, operations, sales, and financial performance of Ryder's SCS and DTS businesses leading a network of drivers, vehicles, distribution, transportation, e-Commerce, and warehouse operations, as well as a shared network of e-fulfillment and "big and bulky" last mile locations dedicated to specific customers. He is a member of Ryder's Executive Leadership Team.

Previously, Mr. Sensing served as the Vice President and General Manager of the Technology and Healthcare industry groups for Ryder SCS. He worked with customers in the electronics, telecommunications, medical, technology, and appliance manufacturing industries, and his responsibilities included strategic planning, developing new products and services, and leading tactical execution for global operations. With a Ryder career spanning more than 27 years, Mr. Sensing joined the company in 1992 as General Manager leading the operations of Dedicated Contract Carriage solutions for regional accounts. He subsequently served in a variety of positions of increasing responsibility, including Group Manager for Ryder Dedicated; Director of Customer Logistics Distribution Management; and Group Director of Operations for Ryder Integrated Supply Chain Solutions. His experience includes overseeing the network design and operation of Ryder solutions in dedicated transportation, transportation management, network optimization, distribution management, sales, operations, engineering, LEAN, and IT.

Before joining Ryder, Mr. Sensing served as Transportation Manager for Trans Fleet Enterprises / Northern Telecom, where he was responsible for managing private fleet operations in the US.

Mr. Sensing earned his Bachelor of Science degree in Business Administration from University of Tennessee in Knoxville, where he majored in Logistics and Transportation. He also completed the Executive Development Program at University of Pennsylvania's Wharton School in 2013, and a strategic innovation session at Vanderbilt University's Owen Graduate School of Management.

Mr. Sensing is a member of the advisory board for the Global Supply Chain Institute at the University of Tennessee's Haslam College of Business.

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Speaker Bios



STEVE MARTIN

Senior Vice President, Dedicated Transportation Solutions

Steve Martin is Senior Vice President of Dedicated Transportation Solutions (DTS) for Ryder System, Inc., a leading commercial fleet management, dedicated transportation, and supply chain solutions company. In this role, Mr. Martin is responsible for leading the strategic direction, customer satisfaction, growth, and business results of Ryder's DTS business segment, which is a network of drivers, vehicles, and operations all dedicated to specific customers. He is a member of Ryder's Executive Leadership Team, reporting to Steve Sensing, president of Ryder's Global Supply Chain Solutions (SCS) business.

Previously, Mr. Martin served as Vice President and General Manager of the Automotive, Aerospace & Industrials segment within Ryder's SCS business where he led teams providing supply chain management for original equipment manufacturers, their supplier and distribution base, as well as a broad range of manufacturing companies. Prior to this position, he served as Vice President of Operations for Ryder's DTS business unit where he was responsible for the growth and operational execution of customized transportation solutions for Ryder customers in the United States. He also led Ryder's Oil & Gas team, focusing on integrated transportation solutions designed to improve safety, service, and cost for customers.

Mr. Martin joined Ryder in 1988 as Operations Supervisor, supporting the Automotive industry group, and later advanced through the organization to positions of increasing responsibility, both domestically and abroad, leading engineering, quality assurance, and functional teams to support Ryder's customers in the SCS and DTS business segments.

Mr. Martin earned a Bachelor of Science degree in Transportation & Logistics from the University of Tennessee in Knoxville. He completed an executive leadership program at The Wharton School of the University of Pennsylvania and an executive education series on Negotiations & Decision-Making at Harvard Business School.

Mr. Martin is an active member of the American Trucking Association (ATA), the largest national trade association for the trucking industry.

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Speaker Bios



TOM HAVENS

President, Fleet Management Solutions

Tom Havens is president of Fleet Management Solutions (FMS) for Ryder System, Inc., a leading commercial fleet management, dedicated transportation, and supply chain solutions company, and a member of Ryder's executive leadership team. In this role, Mr. Havens is responsible for leading all areas of global business operations for the company's largest business segment, providing full-service leasing, contract maintenance, as well as commercial rental of trucks, tractors, and trailers to customers of all sizes and from across virtually every industry.

A 28-year veteran of Ryder, Mr. Havens was most recently senior vice president and global chief of operations for the FMS business unit, a role he held for nearly nine years. Previously, Mr. Havens served as vice president and general manager for FMS in Canada, where he was responsible for developing the country strategy, providing leadership direction for operations, sales, rental and asset management, and financial planning and forecasting.

Mr. Havens joined Ryder in 1993 as a rental representative in San Diego. Throughout his tenure with Ryder, he has held a variety of positions of increasing responsibility and various functions, including a rental manager for many locations, asset manager for the west region, general manager for San Francisco, vice president of asset management and vehicle sales, as well as head of operations for Ryder's west region.

He earned his MBA in International Business from San Diego State University and a Bachelor of Arts degree in Economics from the University of Rochester.

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Speaker Bios



KAREN JONES

Executive Vice President & Chief Marketing Officer

Karen Jones is executive vice president, chief marketing officer (CMO), and head of new product development for Ryder System, Inc., a leading supply chain, dedicated transportation, and commercial fleet management solutions company, and a member of Ryder's Executive Leadership Team. As CMO, she is responsible for integrating the management of all marketing and brand-related activities across Ryder to drive growth and enhance brand value. As part of her product development role, Karen leads the creation of new product innovations and RyderVentures for Ryder's three business segments that lead to revenue generation and better customer experiences.

Prior to joining Ryder, Karen was CMO for NRG / Reliant Energy, Inc., where she was responsible for launching the company's new corporate brand in 2010. Prior to that, she served as senior vice president of marketing and corporate communications for DHL Express in the United States. Her marketing efforts at DHL resulted in the largest awareness increases in the company's history and within the logistics category, which were considered a major contributor to the advancement of DHL's recognition in the "Top 100 Most Valuable Brands" by BrandZ. Prior to DHL, Karen served in positions responsible for worldwide brand advertising, sponsorship, strategic alliances, and product marketing for Hewlett Packard and Compaq Computer Corporation.

She was named among the "Pros to Know 2021" by Supply & Demand Chain Executive; "Influential Business Women of 2019" by South Florida Business Journal; "CMO of the Year" by South Florida Business & Wealth magazine in 2017; "Most Powerful & Influential Women in Business" by the National Diversity Council in 2014; "Marketer of the Year" by BtoB magazine in 2005; and was ranked in the annual "Best Issue" by BtoB magazine from 2006 to 2008. Karen serves on the executive boards of Jackson Memorial Health Foundation and Boothbay Harbor Memorial Library Foundation.

Karen holds a B.A. in Journalism from the University of Houston.

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Speaker Bios



JOHN DIEZ

Executive Vice President & Chief Financial Officer

John Diez is executive vice president and chief financial officer for Ryder System, Inc., a leading commercial fleet management, dedicated transportation, and supply chain solutions company. He is responsible for Ryder's financial management functions including finance and accounting, treasury, tax, audit, corporate strategy, and investor relations. He is a member of Ryder's executive leadership team.

From 2019 to 2021, Mr. Diez was president of Ryder's Fleet Management Solutions (FMS) business unit, the company's largest business segment. He led all areas of global fleet operations which included providing full-service leasing, contract maintenance, as well as commercial rental of trucks, tractors, and trailers to customers across a variety of industries.

Previously, from 2015 to 2019, Mr. Diez was president of Ryder's Dedicated Transportation Solutions (DTS) business unit where he was responsible for setting the strategic direction of DTS, which combines vehicles, drivers, and administrative services with drivers and additional value-added services, all dedicated to a specific customer.

Prior to that role, Mr. Diez held the title of senior vice president of DTS. He also served as senior vice president of asset management, in which he led all aspects of strategy, operations, capital and operating planning, and corporate compliance for the commercial rental, used vehicle sales and strategic sourcing organizations.

Earlier, Mr. Diez was senior vice president of global field finance, where he managed the finance functions for global operations. Earlier, he was vice president and CFO for the FMS business segment. Mr. Diez started his career in the audit practice of KPMG LLP prior to joining Ryder.

He is a member of the Board of Directors for Trinity Industries, Inc. (NYSE: TRN). A licensed Certified Public Accountant (CPA) and a member of the American Institute of CPAs, Mr. Diez earned both his Bachelor of Science and Master of Science in Accounting from Florida International University.

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